Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT AND SECOND
AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This Sixth Amendment to Credit Agreement and Second Amendment to Security Agreement (this “Amendment”) is dated as of August 22, 2011 (the “Sixth Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), SILVERTHORNE OPERATING LLC, a Delaware limited liability company (“Silverthorne”), each subsidiary of Silverthorne listed as a “Borrower” on the signature pages hereto (together with Silverthorne, each a “Borrower”, and collectively, the “Borrowers”), each subsidiary of Silverthorne listed as a “Guarantor” on the signature pages hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of October 14, 2010 (as amended, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement, as amended hereby;

WHEREAS, pursuant to the Credit Agreement, Lenders have made Revolving Loans to Borrowers and provided certain other credit accommodations to Borrowers;

WHEREAS, the Credit Parties have requested that the Credit Agreement and Security Agreement be amended to, among other things, (a) extend the Termination Date, (b) increase the Total Acquisition Revolving Commitment and the Total Working Capital Revolving Commitment, (c) decrease the Applicable Margin and the Applicable Commitment Fee Percentage, and (d) amend certain other covenants;

WHEREAS, each of the Lenders is willing to enter into this Amendment and grant certain consents as set forth herein, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.                                            Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date in the manner provided in this Section 1.

1.1.                                                      Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto, in alphabetical order, the following new definitions, which shall read in full as follows:

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement and the Second Amendment to Security Agreement dated as of

August 22, 2011, among Parent, the Credit Parties, the Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means August 22, 2011.

“Specified Working Capital Revolving Commitment” means a $30,000,000 portion of the Working Capital Revolving Commitment designated as such on Schedule 1.1A.  The Specified Working Capital Revolving Commitment shall automatically terminate and be of no further force and effect without any action or notice by any party on February 12, 2012.

1.2.                                                      Amendment and Restatement of Certain Definitions.  The following definitions in the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Applicable Commitment Fee Percentage” means, with respect to any Commitment Fee, a rate per annum as set forth in the following table, which shall be determined in accordance with the methodology set forth in the definition of “Applicable Margin” and shall be effective as of the Sixth Amendment Effective Date.

Leverage Ratio	Commitment Fee Percentage
Category 1: Less than or equal to 2.00 to 1.00	0.375%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	0.375%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	0.50%
Category 4: Greater than 3.50 to 1.00	0.50%

“Hedging Agreement” means an agreement relating to any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity (including Natural Gas and gasoline), commodity supply, credit or equity risk.

“Permitted Non-Compete Indebtedness” shall mean Indebtedness consisting of deferred purchase price, seller notes, and other obligations owing to the sellers or related parties in connection with a Permitted Acquisition; provided, that (a) any such Indebtedness incurred in connection with any Permitted Acquisition shall not exceed 25% of the total Acquisition Consideration therefor, and (b) no such Indebtedness shall be payable over a period exceeding 10 years from the date of the initial closing date of such Permitted Acquisition.

“Permitted Non-Compete Liens” shall mean any Lien in favor of a seller or related party securing Permitted Non-Compete Indebtedness owing to such seller and/or related party in connection with a Permitted Acquisition; provided, that (a) such Lien may only attach to real Property and bulk storage tanks acquired from such seller or a related party in the Permitted Acquisition in connection with which such Permitted Non-Compete Indebtedness was incurred and no other Property, (b) the aggregate Fair Market Value of all real Property and bulk storage tanks subject to such Liens shall not exceed (i) $15,000,000 at any time during the period from the Closing Date through March 31, 2012, (ii) $17,500,000 at any time during the period from April 1, 2012 through March 31, 2013, and (iii) $20,000,000 at any time during the period from April 1, 2013 through the Termination Date, (c) the documentation relating to such Liens shall be in form and substance reasonably acceptable to the Agent and each Lender that is (or is an Affiliate of) BNP Paribas and BMO Harris Bank N.A., and (d) such real Property and bulk storage tanks shall be subject to second priority Liens (junior only to such Permitted Non-Compete Liens and to Liens permitted by Section 7.2(d), (e) and (f)) and Mortgages in favor of the Agent.

“Reallocated Amount” means the amount of the unused Total Acquisition Revolving Commitments reallocated to the Total Working Capital Revolving Commitments pursuant to a Reallocation Request; provided, that the total Reallocated Amount shall not exceed the lesser of (a) the unused Total Acquisition Revolving Commitments on the date of such request, and (b) $75,000,000 (as such amount may be reduced from time to time in accordance with Section 2.4(a)).

“Reallocation Period” means a period, not to exceed 180 days, during which a portion of the unused Total Acquisition Revolving Commitments have been reallocated to the Total Working Capital Revolving Commitments pursuant to a Reallocation Request.  There may be no more than three (3) Reallocation Periods per fiscal year.

“Reallocation Request” means a written request from Borrowers’ Agent to reallocate up to $75,000,000 of the unused Total Acquisition Revolving Commitments to the Total Working Capital Revolving Commitments, which request shall provide the amount of the reallocation (not to exceed the Reallocated Amount) and specify the Reallocation Period.

“Termination Date” means the earliest of (a) October 1, 2016, (b) any date that the Total Commitment is terminated in full by the Borrowers pursuant to Section 2.4, and (c) any date the Termination Date is accelerated or the Total Commitment is terminated by the Agent pursuant to Section 8.1.

“Total Acquisition Revolving Commitment” means, on any day, the aggregate of all of the Acquisition Revolving Lenders’ Acquisition Revolving Commitments on such day.  As of the Sixth Amendment Effective Date, the Total Acquisition Revolving Commitment is $200,000,000.

“Total Commitment” means, on any day, the aggregate of the Total Acquisition Revolving Commitment and the Total Working Capital Revolving

Commitment on such day.  As of the Sixth Amendment Effective Date, the Total Commitment is $330,000,000.

“Total Working Capital Revolving Commitment” means, on any day, the aggregate of the Working Capital Revolving Lenders’ Working Capital Revolving Commitments on such day, including any applicable Specified Working Capital Revolving Commitments.  As of the Sixth Amendment Effective Date, the Total Working Capital Revolving Commitment is $130,000,000.

1.3.                              Amendment to Definition of “Applicable Margin”. The definition of “Applicable Margin” is hereby amended to (a) delete the ultimate and penultimate provisos of the first paragraph of such definition and insert in their place the following: “provided further, that the Applicable Margin for the period commencing October 1, 2011 and continuing until the next occurring upward or downward adjustment of the Applicable Margin for Loans, as hereinabove provided, shall be the applicable rate per annum set forth below in Category 2 and (b) replace the table set forth in such definition with the following new table with the pricing levels set forth therein to be effective as of the Sixth Amendment Effective Date:

Leverage Ratio	Per Annum Percentage for Revolving Credit LIBOR Borrowings	Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings
Category 1: Less than or equal to 2.00 to 1.00	2.75%	1.75%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	3.00%	2.00%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	3.25%	2.25%
Category 4: Greater than 3.50 to 1.00	3.50%	2.50%

Each Lender hereby agrees that the additional 0.25% of Applicable Margin set forth in the final proviso of the first paragraph of the definition of “Applicable Margin” that may have accrued since April 14, 2011 shall not be due and payable.

1.4                                                         Amendment to Definition of “Change of Control”.  The definition of “Change of Control” in the Credit Agreement is hereby amended to replace clauses (c) and (d) of such definition in their entirety with the following:  (c) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and any Permitted Holder) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the voting Equity Interests of the General Partner, or 50% or more of the voting Equity Interests of the Parent, in each case, on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (d) any Person or two or more Persons (excluding any Permitted Holder) acting in concert shall have acquired, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the General Partner, Parent or any Borrower, or control over the voting Equity Interests of the General Partner, Parent or any Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 30% or more of the voting Equity Interests of the General Partner or the Borrower, or 50% or more of the voting Equity Interests of the Parent;

1.5                                                         Amendment to Definition of “Permitted Acquisition”.  The definition of “Permitted Acquisition” in the Credit Agreement is hereby amended to replace clause (j) of such definition in its entirety with the following:

“unless the Required Lenders have consented thereto, (i) if the Acquisition Consideration paid or payable for any such transaction or series of related transactions is equal to or greater than $50,000,000 but less than or equal to $100,000,000 unless the pro forma Leverage Ratio, after giving effect to the proposed transaction or series of related transactions, is less than or equal to 3.0 to 1.0, or (ii) if the Acquisition Consideration paid or payable for any such transaction or series of related transactions is greater than $100,000,000.”

1.6                                                         Amendment to Definition of “Permitted Affiliate Transaction”.  The definition of “Permitted Affiliate Transaction” in the Credit Agreement is hereby amended to delete the “and” at the end of clause (f); replace the “.” at the end of clause (g) with “; and”; and insert a new clause (h) as follows: “(h) other transactions between a Credit Party and any Person that is a seller in any Permitted Acquisition or an Affiliate of such a Person entered into prior to (or in conjunction with the closing of) and as part of such Permitted Acquisition and such Person becomes a director, officer or employee of a Credit Party as a result of such Permitted Acquisition.”

1.7                                                         Amendment to Section 2.5(g).  The first sentence of Section 2.5(g) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

“Once during each fiscal year, the Borrowers shall prepay the outstanding Working Capital Revolving Loans and/or cash collateralize Letters of Credit in order to reduce the outstanding Working Capital Revolving Exposure to an aggregate amount less than $10,000,000 for a period of 30 consecutive days (the “Clean Down Period”).”

1.8                                                         Amendment to Section 6.10.  Section 6.10(c) of the Credit Agreement is hereby amended to replace clause (3) of the proviso at the end of such section with the following:  “(3) the Agent’s lien will not be required to be noted on the certificate of title of any motor vehicle and such certificates of title need not be delivered to the Agent.”

1.9                                                         Amendment to Section 6.18.  The second sentence of Section 6.18 of the Credit Agreement is amended and restated in its entirety to read in full as follows:

“All Hedging Agreements shall be (i) entered into in the ordinary course of business consistent with prudent industry practices, not speculative in nature and for the sole purposes of (a) procuring supply and/or (b) protecting the Credit Parties against fluctuations in interest rates, foreign exchange rates, or commodities prices, or (ii) assumed in connection with a Permitted Acquisition; provided any renewal, extension or replacement of any such assumed Hedging Agreement shall comply with the requirements of clause (i) of this Section 6.18.”

1.10                                                                                                   Amendments to Section 7.1.  Sections 7.1(b), 7.1(f), and 7.1(j) of the Credit Agreement are amended and restated, respectively and in their entirety, to read in full as follows, and new Section 7.1(l) is inserted as follows:

“(b)                           Purchase money Indebtedness (including the amount of any Capital Lease Obligations required to be capitalized and included as a liability on the consolidated balance sheet of the Credit Parties incurred to finance Capital Expenditures) including under conditional sales agreements and other title retention arrangements but excluding purchase money Indebtedness incurred in respect of Inventory; provided that; the sum of (x) the aggregate amount of Indebtedness permitted by this clause (b), plus (y) the aggregate amount of Indebtedness permitted by clause (f) below, plus (z) the aggregate amount of Indebtedness permitted by clause (j) below, does not exceed five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding;”

“(f)                              Indebtedness of any Person that becomes a Subsidiary after the date hereof pursuant to a Permitted Acquisition and Indebtedness of any Person secured by assets acquired in a Permitted Acquisition, provided, that (i) such Indebtedness exists at the time such Person becomes a Subsidiary or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary or such assets being acquired, and (ii) the sum of (x) the aggregate amount of Indebtedness permitted by this clause (f), plus (y) the aggregate amount of Indebtedness permitted by clause (b) above, plus (z) the aggregate amount of Indebtedness permitted by clause (j) below, does not exceed five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding;”

“(j)                               Unsecured Indebtedness not otherwise permitted pursuant to this Section, provided that the sum of (x) aggregate amount of Indebtedness permitted by this clause (j), plus (y) the aggregate amount of Indebtedness permitted by clause (b) above, plus (z) the amount of outstanding Indebtedness permitted by clause (f) above, does not exceed five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding;”

“(l)                               Indebtedness existing or arising under any Hedging Agreement assumed in connection with a Permitted Acquisition and permitted by Section 6.18, but excluding any renewals extensions or replacements thereof;”

1.11                                                   Amendment to Section 7.2.  Section 7.2(n) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

“(n)                           Liens not otherwise permitted pursuant to this Section 7.2 that attach to Property (other than Accounts and Inventory) with a Fair Market Value not to exceed five percent (5.0%) of Partners’ Capital at any time;”

1.12                                                   Amendment to Section 7.7.  Section 7.7(h) of the Credit Agreement is amended and restated in its entirety to read in full as follows, and new Section 7.7(i) is inserted as follows:

“(h) Investments in Hedging Agreements permitted by Section 6.18; and”

“(i) other loans, advances or Investments not covered by clauses (a) through (h) above, in an aggregate amount not to exceed $1,500,000 at any time outstanding.”

1.13                                                   Amendment to Section 7.11.  Section 7.11(a) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

“(a)                            Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, retire or otherwise acquire, directly or indirectly, any of the Parent’s Equity Interests or any of its Equity Interests which are not owned by a Credit Party or any wholly-owned Subsidiary thereof or set aside any amount for any such purpose except for (i) the redemption by Parent of common units of Parent for an amount not to exceed $10,000,000 in the aggregate exclusive of redemptions permitted under clause (ii) of this Section 7.11(a), and (ii) redemptions in connection with a Permitted Acquisition made in satisfaction of an indemnity obligation owed to a Credit Party or Affiliate thereof.”

1.14                                                   Amendment to Section 7.17.  Section 7.17(c) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

“(c) customary restrictions imposed with respect to Property being acquired pursuant to a Permitted Acquisition or sold pursuant to a Permitted Disposition.”

1.15                                                   Amendment to Schedule 1.1A of the Credit Agreement.  Schedule 1.1A to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1.1A attached hereto.  After giving effect to this Amendment and any Loans made on the Sixth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Commitment Percentage (after giving effect to this Amendment) of all Loans shall advance new Loans that shall be disbursed to the Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Commitment Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Commitment Percentage (after giving effect to this Amendment), and (c) such other adjustments shall be made as the Agent shall specify so that (i) each Lender’s Acquisition Revolving Exposure equals its Acquisition Revolving Commitment Percentage (after giving effect to this Amendment) of the aggregate Acquisition Revolving Loans of all Lenders, and (ii) each Lender’s Working Capital Revolving Exposure equals its Working Capital Revolving Commitment Percentage (after giving effect to this Amendment) of the aggregate Working Capital Revolving Loans of all Lenders.

Section 2.                                            Amendments to Security Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, the Security Agreement is hereby amended as of the Sixth Amendment Effective Date to delete Section 4.3.2 of the Security Agreement in its entirety and to amend and restate Section 4.1.2 of the Security Agreement in its entirety to read in full as follows:

“Each Grantor hereby authorizes the Agent to file all financing statements describing the Collateral owned by such Grantor and take such other actions as may from time to time reasonably be requested by the Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject (i) to Liens permitted under Section 4.1.4 hereof and (ii) excluding Control of or recording of the Agent’s interest on the certificate of title of any motor vehicle.”

Section 3.                                            Conditions Precedent to Amendment.  This Amendment will be effective as of the Sixth Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

3.1.                                                      Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties and the Lenders.

3.2.                                                      Fees.  In consideration for the agreements set forth herein, the Borrowers shall have paid to Agent any fees payable to Agent and Lenders pursuant to or in connection with the Amendment.

3.3.                                                      Execution of New Notes; Return of Existing Notes.  The Borrowers shall have executed and delivered to the Agent new Notes in exchange for each surrendered Note described below in amounts reflecting the reallocated Commitments and Revolving Loans.  Each Revolving Lender that has received a Note prior to the Sixth Amendment Effective Date shall return such Note to the Agent for reissuance in order to reflect the reallocated Commitments and Revolving Loans; provided that the delivery of such surrendered Notes shall not constitute a condition precedent to the effectiveness of this Amendment.

3.4.                                                      Organization/Existence/Authority Documents.  Agent shall have received such documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of Borrower and the other Credit Parties, the authorization of this Amendment and the transactions contemplated herby, and any other legal matters relating to Borrower, the other Credit Parties and this Amendment.

3.5.                                                      Opinions.  Opinions of counsel to the Credit Parties, favorably opining as to such matters as the Agent may reasonably request.

3.6.                                                      No Default; No Borrowing Base Deficiency.  No Default or Event of Default shall have occurred which is continuing and no Borrowing Base Deficiency then exists.

3.7.                                                      Other Documents.  Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

Section 4.                                            Representations, Warranties, and Covenants of the Credit Parties.  To induce the Lenders to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders as follows:

4.1.                                                      Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company, corporate, or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

4.2.                                                      Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

4.3.                                                      No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Sixth Amendment Effective Date.

4.4.                                                      All Representations and Warranties True and Correct.  Each representation and warranty of the Borrowers contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (unless such representation and warranty is expressly limited to an earlier date) and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 and Section 2 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

4.5.                                                      No Default.  No Default or Event of Default has occurred which is continuing.

Section 5.                                            Miscellaneous.

5.1.                                                      Reaffirmation of Loan Documents; Release.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document. The Credit Parties hereby release the Agent and the Lenders from any and all claims, known or unknown, which may have arisen in connection with or under the Credit Agreement, the Security Agreement or any other Loan Document on or prior to the Sixth Amendment Effective Date.

5.2.                                                      Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

5.3.                                                      Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

5.4.                                                      Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and the Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

5.5.                                                      Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6.                                                      Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

5.7.                                                      Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to National Banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	SILVERTHORNE OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

GUARANTORS:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

ROCKET SUPPLY INC., a Delaware corporation

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, as Agent, as Swingline Lender, and as an Issuing Bank

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Richard J. Wernli
Name:	Richard J. Wernli
Title:	Managing Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BMO HARRIS BANK N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Anthony Kwilosz
Name:	Anthony Kwilosz
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name:	Christopher Hermann
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

SUNTRUST BANK,
as a Lender

By:	/s/ David Yates
Name:	David Yates
Title:	Managing Director

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

THE F&M BANK & TRUST COMPANY,
as a Lender

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Acquisition Commitment Amount	Working Capital Commitment Amount	Specified Working Capital Revolving Commitment	Total Commitment Amount
Wells Fargo Bank, National Association	$29,875,000	$23,875,000	$9,000,000	$53,750,000
BMO Harris Bank N.A.	$29,000,000	$21,750,000	$7,750,000	$50,750,000
BNP Paribas	$22,500,000	$7,500,000	$0	$30,000,000
Royal Bank of Canada	$29,875,000	$23,875,000	$9,000,000	$53,750,000
SunTrust Bank	$21,500,000	$13,500,000	$2,000,000	$35,000,000
PNC Bank, National Association	$26,000,000	$16,000,000	$0	$42,000,000
Capital One, N.A.	$16,250,000	$8,750,000	$0	$25,000,000
BOKF, NA DBA Bank of Oklahoma	$15,000,000	$9,750,000	$2,250,000	$24,750,000
F&M Bank & Trust Company	$10,000,000	$5,000,000	$0	$15,000,000
Total Commitments:	$200,000,000	$130,000,000	$30,000,000	$330,000,000

Schedule 1.1A – 1